Exhibit 99.2

Supplemental Financial Information
Second Quarter 2017

Table of Contents	PRIMERICA, INC. Financial Supplement

Page

Preface, definition of Non-GAAP financial measures	3

Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4

Financial results and other statistical data	5

Statements of income	6

Reconciliation of statement of income GAAP to non-GAAP financial measures	7

Segment operating results	8
Term Life Insurance segment - financial results, key statistics, and financial analysis	9-10
Investment and Savings Products segment - financial results, financial analysis, and key statistics	11-12

Investment portfolio	13-15

Five-year historical key statistics	16

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2016.

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Preface	PRIMERICA, INC. Financial Supplement

SECOND QUARTER 2017

This document is a financial supplement to our second quarter 2017 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the impact of realized investment gains and losses.  We exclude realized investment gains and losses in measuring operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity that are not directly associated with the Company's insurance operations.

•
Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.  We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is disposed.

•
IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated  with Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.  We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2015	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017
Condensed Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$1,965,576	$1,968,419	$2,027,735	$2,047,095	$2,087,607	$2,110,131	$2,139,275
Securities held to maturity	365,220	404,860	431,000	454,000	503,230	535,160	635,690
Total investments and cash	2,330,796	2,373,279	2,458,735	2,501,095	2,590,837	2,645,291	2,774,965
Due from reinsurers	4,110,628	4,160,266	4,147,284	4,161,537	4,193,562	4,219,547	4,191,754
Deferred policy acquisition costs	1,500,259	1,559,833	1,619,236	1,672,454	1,713,065	1,767,681	1,833,877
Other assets	605,200	656,871	669,723	685,779	653,525	681,156	719,765
Separate account assets	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320	2,424,937
Total assets	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996	$11,945,297

Liabilities:
Future policy benefits	$5,431,711	$5,518,834	$5,581,043	$5,629,967	$5,673,890	$5,736,313	$5,812,217
Other policy liabilities	604,061	607,225	597,728	605,666	631,700	642,640	645,443
Income taxes	148,125	177,457	199,985	215,454	225,006	237,719	241,314
Other liabilities	408,757	409,870	413,888	426,970	449,963	449,734	428,176
Notes payable	372,552	372,643	372,735	372,827	372,919	373,011	373,103
Surplus note	364,424	404,079	430,233	453,247	502,491	534,435	634,980
Payable under securities lending	71,482	87,383	91,901	95,843	73,646	93,326	115,875
Separate account liabilities	2,063,899	2,264,108	2,311,124	2,347,816	2,287,953	2,356,320	2,424,937
Total liabilities	9,465,010	9,841,598	9,998,636	10,147,790	10,217,568	10,423,499	10,676,044
Stockholders’ equity:
Common stock ($0.01 par value) (1)	483	473	466	460	457	455	450
Paid-in capital	180,250	137,857	102,824	66,510	52,468	28,606	(0)
Retained earnings	952,804	989,685	1,040,860	1,090,388	1,138,851	1,182,038	1,224,375
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534	49,883
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)	(54)
Cumulative translation adjustment	(19,801)	(3,933)	(5,091)	(8,227)	(13,193)	(12,082)	(5,401)
Total stockholders’ equity	1,145,772	1,172,759	1,207,465	1,220,891	1,221,374	1,246,497	1,269,253
Total liabilities and stockholders' equity	$10,610,782	$11,014,358	$11,206,101	$11,368,681	$11,438,943	$11,669,996	$11,945,297

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	32,106	48,747	68,473	71,827	42,852	47,534	49,883
Net unrealized investment losses other-than-temporarily impaired	(71)	(70)	(68)	(66)	(62)	(56)	(54)
Total reconciling items	32,036	48,678	68,405	71,760	42,791	47,479	49,829
Total stockholders’ equity	$1,145,772	$1,172,759	$1,207,465	$1,220,891	$1,221,374	$1,246,497	$1,269,253

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,096,864	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018
Net Income	47,948	45,176	59,326	58,038	56,874	52,069	63,107
Shareholder dividends	(7,893)	(8,295)	(8,151)	(8,511)	(8,410)	(8,882)	(8,799)
Retirement of shares and warrants	(20,538)	(52,988)	(41,330)	(41,012)	(18,697)	(36,353)	(45,185)
Net foreign currency translation adjustment	(8,116)	15,867	(1,157)	(3,136)	(4,966)	1,111	6,681
Other, net	5,471	10,585	6,290	4,692	4,653	12,489	4,602
Balance, end of period	$1,113,736	$1,124,082	$1,139,060	$1,149,131	$1,178,584	$1,199,018	$1,219,424

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,465,175	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681
General expenses deferred	7,951	8,443	9,138	9,202	8,226	9,489	9,061
Commission costs deferred	77,810	81,174	89,783	91,783	89,647	95,923	99,341
Amortization of deferred policy acquisition costs	(44,334)	(43,129)	(38,720)	(45,428)	(53,305)	(51,850)	(47,861)
Foreign currency impact and other, net	(6,343)	13,086	(798)	(2,339)	(3,957)	1,054	5,653
Balance, end of period	$1,500,259	$1,559,833	$1,619,236	$1,672,454	$1,713,065	$1,767,681	$1,833,877

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

													YOY Q2							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2016		Q2 2016		Q3 2016		Q4 2016		Q1 2017		Q2 2017		$ Change		% Change	YTD 2016		YTD 2017		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580		47,657,649		47,008,203		46,444,202		46,301,339		45,983,783		(1,673,866)		-3.5%	48,103,614		46,141,684		(1,961,930)		-4.1%

Net income	$45,176		$59,326		$58,038		$56,874		$52,069		$63,107		$3,781		6.4%	$104,502		$115,176		$10,674		10.2%
Less income attributable to unvested participating securities	(370)		(491)		(494)		(482)		(421)		(430)		61		12.3%	(861)		(859)		2		0.2%
Net income used in computing basic EPS	$44,806		$58,835		$57,544		$56,392		$51,648		$62,677		$3,842		6.5%	$103,642		$114,317		$10,676		10.3%
Basic earnings per share	$0.92		$1.23		$1.22		$1.21		$1.12		$1.36		$0.13		10.4%	$2.15		$2.48		$0.32		15.0%

Adjusted Net operating income	$45,680		$57,104		$58,061		$55,917		$51,976		$63,039		$5,934		10.4%	$102,785		$115,015		$12,230		11.9%
Less operating income attributable to unvested participating securities	(375)		(472)		(494)		(474)		(421)		(430)		43		9.0%	(847)		(857)		(11)		-1.3%
Adjusted Net operating income used in computing basic operating EPS	$45,306		$56,632		$57,567		$55,443		$51,556		$62,609		$5,977		10.6%	$101,938		$114,158		$12,219		12.0%
Basic adjusted operating income per share	$0.93		$1.19		$1.22		$1.19		$1.11		$1.36		$0.17		14.6%	$2.12		$2.47		$0.35		16.7%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	48,549,580		47,657,649		47,008,203		46,444,202		46,301,339		45,983,783		(1,673,866)		-3.5%	48,103,614		46,141,684		(1,961,930)		-4.1%
Dilutive impact of contingently issuable shares	24,090		49,680		42,632		51,274		72,947		86,550		36,870		74.2%	36,885		79,748		42,863		116.2%
Shares used to calculate diluted EPS	48,573,670		47,707,329		47,050,835		46,495,476		46,374,286		46,070,333		(1,636,996)		-3.4%	48,140,499		46,221,432		(1,919,067)		-4.0%

Net income	$45,176		$59,326		$58,038		$56,874		$52,069		$63,107		$3,781		6.4%	$104,502		$115,176		$10,674		10.2%
Less income attributable to unvested participating securities	(370)		(490)		(493)		(481)		(421)		(430)		61		12.4%	(860)		(857)		3		0.3%
Net income used in computing diluted EPS	$44,806		$58,835		$57,544		$56,393		$51,648		$62,677		$3,842		6.5%	$103,642		$114,319		$10,677		10.3%
Diluted earnings per share	$0.92		$1.23		$1.22		$1.21		$1.11		$1.36		$0.13		10.3%	$2.15		$2.47		$0.32		14.9%

Adjusted Net operating income	$45,680		$57,104		$58,061		$55,917		$51,976		$63,039		$5,934		10.4%	$102,785		$115,015		$12,230		11.9%
Less operating income attributable to unvested participating securities	(374)		(472)		(494)		(473)		(420)		(429)		43		9.1%	(846)		(856)		(10)		-1.2%
Adjusted Net operating income used in computing diluted operating EPS	$45,306		$56,632		$57,567		$55,443		$51,556		$62,609		$5,977		10.6%	$101,939		$114,159		$12,220		12.0%
Diluted adjusted operating income per share	$0.93		$1.19		$1.22		$1.19		$1.11		$1.36		$0.17		14.5%	$2.12		$2.47		$0.35		16.6%

													YOY Q2							YOY YTD
	Q1 2016		Q2 2016		Q3 2016		Q4 2016		Q1 2017		Q2 2017		$ Change		% Change	YTD 2016		YTD 2017		$ Change		% Change
Annualized Return on Equity
Average stockholders' equity	$1,159,266		$1,190,112		$1,214,178		$1,221,133		$1,233,936		$1,257,875		$67,763		5.7%	$1,174,689		$1,245,905		$71,217		6.1%
Average adjusted stockholders' equity	$1,118,909		$1,131,571		$1,144,095		$1,163,857		$1,188,801		$1,209,221		$77,651		6.9%	$1,125,240		$1,199,011		$73,771		6.6%

Net income return on stockholders' equity	15.6%		19.9%		19.1%		18.6%		16.9%		20.1%		0.1%		nm	17.8%		18.5%		0.7%		nm
Net income return on adjusted stockholders' equity	16.2%		21.0%		20.3%		19.5%		17.5%		20.9%		-0.1%		nm	18.6%		19.2%		0.6%		nm

Adjusted Net operating income return on adjusted stockholders' equity	16.3%		20.2%		20.3%		19.2%		17.5%		20.9%		0.7%		nm	18.3%		19.2%		0.9%		nm

Capital Structure
Debt-to-capital (1)	24.1%		23.6%		23.4%		23.4%		23.0%		22.7%		-0.9%		nm	23.6%		22.7%		-0.9%		nm

Cash and invested assets to stockholders' equity	2.0	x	2.0	x	2.0	x	2.1	x	2.1	x	2.2	x	0.2	x	nm	2.0	x	2.2	x	0.2	x	nm
Cash and invested assets to adjusted stockholders' equity	2.1	x	2.2	x	2.2	x	2.2	x	2.2	x	2.3	x	0.1	x	nm	2.2	x	2.3	x	0.1	x	nm

Share count, end of period (2)	47,295,175		46,601,587		45,961,671		45,720,822		45,549,739		45,034,788		(1,566,799)		-3.4%	46,601,587		45,034,788		(1,566,799)		-3.4%
Adjusted stockholders' equity per share	$23.77		$24.44		$25.00		$25.78		$26.32		$27.08		$2.63		10.8%	$24.44		$27.08		$2.63		10.8%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A2		nm		nm	nm		nm		nm		nm
S&P	AA	-	AA	-	AA	-	AA	-	AA	-	AA	-	nm		nm	nm		nm		nm		nm
A.M. Best	A	+	A	+	A	+	A	+	A	+	A	+	nm		nm	nm		nm		nm		nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa2		nm		nm	nm		nm		nm		nm
S&P	A	-	A	-	A	-	A	-	A	-	A	-	nm		nm	nm		nm		nm		nm
A.M. Best	a	-	a	-	a	-	a	-	a	-	a	-	nm		nm	nm		nm		nm		nm

(1)	Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$597,130	$612,189	$616,587	$618,362	$627,698	$637,426	$25,237	4.1%	$1,209,319	$1,265,124	$55,805	4.6%
Ceded premiums	(395,333)	(406,683)	(399,676)	(398,867)	(399,769)	(406,043)	641	0.2%	(802,017)	(805,811)	(3,795)	-0.5%
Net premiums	201,797	205,506	216,911	219,495	227,929	231,384	25,878	12.6%	407,303	459,313	52,010	12.8%
Net investment income	21,238	20,389	19,399	17,999	19,894	19,742	(647)	-3.2%	41,627	39,636	(1,991)	-4.8%
Commissions and fees:
Sales-based (1)	56,220	59,057	55,149	56,894	60,517	60,692	1,635	2.8%	115,276	121,209	5,933	5.1%
Asset-based (2)	55,306	59,541	60,759	61,997	64,474	67,424	7,882	13.2%	114,848	131,897	17,050	14.8%
Account-based (3)	11,309	11,611	11,899	16,043	13,217	13,282	1,671	14.4%	22,920	26,499	3,579	15.6%
Other commissions and fees	5,987	6,692	6,476	6,747	6,060	6,919	226	3.4%	12,679	12,979	300	2.4%
Realized investment (losses) gains	(783)	3,440	(35)	1,465	134	104	(3,336)	-97.0%	2,657	238	(2,419)	-91.0%
Other, net	11,527	12,757	13,069	13,224	12,939	14,150	1,394	10.9%	24,284	27,089	2,805	11.6%
Total revenues	362,601	378,993	383,626	393,864	405,164	413,696	34,703	9.2%	741,594	818,860	77,266	10.4%
Benefits and expenses:
Benefits and claims	90,977	88,984	93,022	94,672	102,385	99,512	10,527	11.8%	179,961	201,897	21,936	12.2%
Amortization of DAC	43,129	38,720	45,428	53,305	51,850	47,861	9,141	23.6%	81,849	99,710	17,862	21.8%
Insurance commissions	4,147	4,472	4,709	4,456	4,899	5,157	685	15.3%	8,619	10,057	1,437	16.7%
Insurance expenses	33,130	32,906	32,837	33,476	37,621	36,920	4,014	12.2%	66,036	74,541	8,505	12.9%
Sales commissions:
Sales-based (1)	40,327	42,040	38,276	40,031	43,209	43,253	1,213	2.9%	82,367	86,462	4,095	5.0%
Asset-based (2)	23,093	24,907	25,271	26,368	27,630	28,965	4,058	16.3%	48,000	56,595	8,595	17.9%
Other sales commissions	3,222	3,199	3,153	2,928	2,865	3,221	23	0.7%	6,421	6,086	(335)	-5.2%
Interest expense	7,173	7,178	7,184	7,157	7,127	7,144	(34)	-0.5%	14,350	14,271	(79)	-0.6%
Other operating expenses	47,190	44,708	45,309	44,408	52,736	45,274	567	1.3%	91,897	98,011	6,113	6.7%
Total benefits and expenses	292,388	287,113	295,189	306,799	330,322	317,308	30,194	10.5%	579,501	647,630	68,129	11.8%
Income before income taxes	70,213	91,880	88,438	87,065	74,841	96,389	4,509	4.9%	162,093	171,230	9,137	5.6%
Income taxes	25,037	32,554	30,400	30,191	22,772	33,282	728	2.2%	57,591	56,054	(1,537)	-2.7%
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$3,781	6.4%	$104,502	$115,176	$10,674	10.2%

Income Before Income Taxes by Segment
Term Life	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$3,838	6.6%	$104,098	$110,877	$6,779	6.5%
Investment & Savings Products	31,691	36,065	35,759	40,840	37,119	39,684	3,619	10.0%	67,755	76,803	9,048	13.4%
Corporate & Other Distributed Products	(7,558)	(2,202)	(5,458)	(4,903)	(11,300)	(5,149)	(2,948)	-133.9%	(9,760)	(16,450)	(6,689)	-68.5%
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$96,389	$4,509	4.9%	$162,093	$171,230	$9,137	5.6%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
(Dollars in thousands)
Reconciliation from Term Life Direct Premiums to Term Life Adjusted Direct Premiums
Term Life direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$26,368	4.4%	$1,193,361	$1,250,865	$57,503	4.8%
Less: Premiums ceded to IPO Coinsurers	321,494	322,767	319,516	315,955	312,982	308,323	(14,445)	-4.5%	644,262	621,304	(22,957)	-3.6%
Term Life adjusted direct premiums	$267,750	$281,350	$288,879	$295,628	$307,397	$322,163	$40,813	14.5%	$549,100	$629,560	$80,461	14.7%

Reconciliation from Term Life Ceded Premiums to Term Life Other Ceded Premiums
Term Life ceded premiums	$(393,271)	$(404,492)	$(397,214)	$(396,157)	$(398,077)	$(404,175)	$317	0.1%	$(797,763)	$(802,252)	$(4,489)	-0.6%
Less: Premiums ceded to IPO Coinsurers	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	14,445	4.5%	(644,262)	(621,304)	22,957	3.6%
Term Life other ceded premiums	$(71,776)	$(81,725)	$(77,697)	$(80,202)	$(85,095)	$(95,852)	$(14,127)	-17.3%	$(153,501)	$(180,948)	$(27,446)	-17.9%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$362,601	$378,993	$383,626	$393,864	$405,164	$413,696	$34,703	9.2%	$741,594	$818,860	$77,266	10.4%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	nm	nm	2,657	238	nm	nm
Adjusted operating revenues	$363,384	$375,553	$383,661	$392,399	$405,030	$413,592	$38,039	10.1%	$738,937	$818,622	$79,685	10.8%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income before income taxes	$70,213	$91,880	$88,438	$87,065	$74,841	$96,389	$4,509	4.9%	$162,093	$171,230	$9,137	5.6%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	nm	nm	2,657	238	nm	nm
Adjusted operating income before income taxes	$70,996	$88,440	$88,472	$85,599	$74,708	$96,285	$7,845	8.9%	$159,436	$170,992	$11,557	7.2%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$45,176	$59,326	$58,038	$56,874	$52,069	$63,107	$3,781	6.4%	$104,502	$115,176	$10,674	10.2%
Less: Realized investment gains/(losses)	(783)	3,440	(35)	1,465	134	104	nm	nm	2,657	238	nm	nm
Less: Tax impact of realized investment gains/(losses)	279	(1,219)	12	(508)	(41)	(36)	nm	nm	(940)	(77)	nm	nm
Adjusted net operating income	$45,680	$57,104	$58,061	$55,917	$51,976	$63,039	$5,934	10.4%	$102,785	$115,015	$12,230	11.9%

7 of 16

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Term Life Insurance
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$26,368	4.4%	$1,193,361	$1,250,865	$57,503	4.8%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	14,445	4.5%	(644,262)	(621,304)	22,957	3.6%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	322,163	40,813	14.5%	549,100	629,560	80,461	14.7%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(95,852)	(14,127)	-17.3%	(153,501)	(180,948)	(27,446)	-17.9%
Net premiums	195,973	199,625	211,182	215,426	222,302	226,311	26,686	13.4%	395,598	448,613	53,014	13.4%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	2,347	475	25.4%	3,721	4,650	929	25.0%
Other, net	8,274	9,062	9,513	9,692	9,446	10,244	1,182	13.0%	17,336	19,690	2,354	13.6%
Revenues	206,097	210,559	222,598	227,128	234,051	238,902	28,343	13.5%	416,655	472,953	56,297	13.5%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	95,532	11,697	14.0%	170,630	193,302	22,672	13.3%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	44,937	8,460	23.2%	77,702	95,070	17,369	22.4%
Insurance commissions	968	1,094	1,171	1,068	1,408	1,646	552	50.4%	2,062	3,055	992	48.1%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	34,932	3,797	12.2%	62,163	70,649	8,485	13.6%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	177,047	24,505	16.1%	312,557	362,076	49,518	15.8%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$3,838	6.6%	$104,098	$110,877	$6,779	6.5%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$60,692	$1,635	2.8%	$115,276	$121,209	$5,933	5.1%
Asset-based	55,306	59,541	60,759	61,997	64,474	67,424	7,882	13.2%	114,848	131,897	17,050	14.8%
Account-based	11,309	11,611	11,899	16,043	13,217	13,282	1,671	14.4%	22,920	26,499	3,579	15.6%
Other, net	2,083	2,399	2,273	2,081	2,199	2,376	(22)	-0.9%	4,481	4,575	94	2.1%
Revenues	124,918	132,608	130,079	137,016	140,407	143,774	11,166	8.4%	257,525	284,181	26,656	10.4%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	2,310	607	35.6%	3,623	4,044	422	11.6%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	3,050	166	5.7%	5,515	6,008	494	9.0%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	43,253	1,213	2.9%	82,367	86,462	4,095	5.0%
Asset-based	23,093	24,907	25,271	26,368	27,630	28,965	4,058	16.3%	48,000	56,595	8,595	17.9%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	26,512	1,504	6.0%	50,265	54,268	4,003	8.0%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	104,090	7,547	7.8%	189,770	207,378	17,608	9.3%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$39,684	$3,619	10.0%	$67,755	$76,803	$9,048	13.4%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$7,886	$8,072	$8,191	$6,779	$7,319	$6,941	$(1,131)	-14.0%	$15,958	$14,260	$(1,698)	-10.6%
Ceded premiums	(2,063)	(2,191)	(2,462)	(2,710)	(1,692)	(1,868)	323	14.8%	(4,254)	(3,560)	694	16.3%
Net premiums	5,823	5,881	5,729	4,069	5,627	5,073	(808)	-13.7%	11,704	10,700	(1,004)	-8.6%
Allocated net investment income	19,389	18,518	17,496	15,989	17,591	17,395	(1,123)	-6.1%	37,906	34,986	(2,921)	-7.7%
Commissions and fees:
Loans	44	43	36	31	30	33	(10)	-23.5%	87	63	(24)	-27.2%
DebtWatchers	282	280	262	264	241	223	(57)	-20.2%	562	464	(98)	-17.4%
Prepaid Legal Services	2,650	2,739	2,832	2,875	2,946	3,063	324	11.8%	5,389	6,009	620	11.5%
Auto and Homeowners Insurance	1,757	2,231	1,981	2,381	1,815	2,166	(65)	-2.9%	3,989	3,981	(7)	-0.2%
Long-Term Care Insurance	713	638	629	563	542	520	(117)	-18.4%	1,351	1,062	(289)	-21.4%
Other sales commissions	540	762	736	633	486	913	151	19.8%	1,302	1,400	98	7.5%
Other, net	1,171	1,296	1,283	1,450	1,294	1,530	234	18.1%	2,466	2,824	357	14.5%
Adjusted operating revenues	32,370	32,387	30,984	28,254	30,572	30,917	(1,470)	-4.5%	64,756	61,489	(3,268)	-5.0%
Benefits and expenses:
Benefits and claims	4,182	5,149	4,222	3,463	4,615	3,980	(1,169)	-22.7%	9,331	8,595	(737)	-7.9%
Amortization of DAC	(15)	539	427	671	(17)	613	74	13.7%	524	596	71	13.6%
Insurance commissions	548	494	537	447	532	461	(33)	-6.6%	1,042	994	(48)	-4.6%
Insurance expenses	2,101	1,771	1,712	1,496	1,904	1,988	217	12.3%	3,872	3,892	20	0.5%
Sales commissions	3,222	3,199	3,153	2,928	2,865	3,221	23	0.7%	6,421	6,086	(335)	-5.2%
Interest expense	7,173	7,178	7,184	7,157	7,127	7,144	(34)	-0.5%	14,350	14,271	(79)	-0.6%
Other operating expenses	21,933	19,699	19,173	18,462	24,980	18,763	(937)	-4.8%	41,632	43,742	2,110	5.1%
Benefits and expenses	39,145	38,029	36,408	34,622	42,006	36,170	(1,858)	-4.9%	77,174	78,176	1,003	1.3%
Adjusted operating income before income taxes	$(6,775)	$(5,642)	$(5,423)	$(6,368)	$(11,434)	$(5,254)	$389	6.9%	$(12,417)	$(16,687)	$(4,270)	-34.4%

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers

8 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)							YOY Q2				YOY YTD
Term Life Insurance Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Revenues:
Direct Premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$26,368	4.4%	$1,193,361	$1,250,865	$57,503	4.8%
Premiums ceded to IPO coinsurers (1)	(321,494)	(322,767)	(319,516)	(315,955)	(312,982)	(308,323)	14,445	4.5%	(644,262)	(621,304)	22,957	3.6%
Adjusted direct premiums (2)	267,750	281,350	288,879	295,628	307,397	322,163	40,813	14.5%	549,100	629,560	80,461	14.7%
Other ceded premiums (3)	(71,776)	(81,725)	(77,697)	(80,202)	(85,095)	(95,852)	(14,127)	-17.3%	(153,501)	(180,948)	(27,446)	-17.9%
Net premiums	195,973	199,625	211,182	215,426	222,302	226,311	26,686	13.4%	395,598	448,613	53,014	13.4%
Allocated net investment income	1,850	1,871	1,903	2,010	2,303	2,347	475	25.4%	3,721	4,650	929	25.0%
Other, net	8,274	9,062	9,513	9,692	9,446	10,244	1,182	13.0%	17,336	19,690	2,354	13.6%
Revenues	206,097	210,559	222,598	227,128	234,051	238,902	28,343	13.5%	416,655	472,953	56,297	13.5%
Benefits and expenses:
Benefits and claims	86,795	83,835	88,800	91,209	97,771	95,532	11,697	14.0%	170,630	193,302	22,672	13.3%
Amortization of DAC	41,224	36,477	43,365	51,744	50,133	44,937	8,460	23.2%	77,702	95,070	17,369	22.4%
Insurance commissions	968	1,094	1,171	1,068	1,408	1,646	552	50.4%	2,062	3,055	992	48.1%
Insurance expenses	31,029	31,135	31,125	31,980	35,717	34,932	3,797	12.2%	62,163	70,649	8,485	13.6%
Benefits and expenses	160,016	152,541	164,462	176,001	185,029	177,047	24,505	16.1%	312,557	362,076	49,518	15.8%
Income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$3,838	6.6%	$104,098	$110,877	$6,779	6.5%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$189,540	$202,830	$211,137	$218,761	$227,390	$240,580	$37,750	18.6%	$392,370	$467,970	$75,600	19.3%
Legacy direct premiums (5)	399,704	401,287	397,258	392,821	392,989	389,906	(11,381)	-2.8%	800,991	782,894	(18,097)	-2.3%
Total direct premiums	$589,244	$604,117	$608,396	$611,583	$620,379	$630,485	$26,368	4.4%	$1,193,361	$1,250,865	$57,503	4.8%

Premiums ceded to IPO coinsurers	$321,494	$322,767	$319,516	$315,955	$312,982	$308,323	$(14,445)	-4.5%	$644,262	$621,304	$(22,957)	-3.6%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	79.6%	79.1%	nm	nm	80.4%	79.4%	nm	nm

Benefits and claims, net (6)	$158,571	$165,560	$166,497	$171,411	$182,866	$191,384	$25,824	15.6%	$324,131	$374,250	$50,119	15.5%
% of adjusted direct premiums	59.2%	58.8%	57.6%	58.0%	59.5%	59.4%	nm	nm	59.0%	59.4%	nm	nm

DAC amortization & insurance commissions	$42,193	$37,572	$44,537	$52,812	$51,542	$46,584	$9,012	24.0%	$79,764	$98,125	$18,361	23.0%
% of adjusted direct premiums	15.8%	13.4%	15.4%	17.9%	16.8%	14.5%	nm	nm	14.5%	15.6%	nm	nm

Insurance expenses, net (7)	$22,755	$22,072	$21,612	$22,287	$26,271	$24,687	$2,615	11.8%	$44,827	$50,958	$6,131	13.7%
% of adjusted direct premiums	8.5%	7.8%	7.5%	7.5%	8.5%	7.7%	nm	nm	8.2%	8.1%	nm	nm

Total Term Life income before income taxes	$46,081	$58,017	$58,136	$51,127	$49,022	$61,855	$3,838	6.6%	$104,098	$110,877	$6,779	6.5%
Term Life operating margin (8)	17.2%	20.6%	20.1%	17.3%	15.9%	19.2%	nm	nm	19.0%	17.6%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements

(2)	Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers
(3)	Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers
(4)	Primary direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Term Life operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums

9 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	106,710	108,220	112,365	115,345	116,827	117,907	9,687	9.0%	106,710	116,827	10,117	9.5%
New life-licensed representatives	9,666	12,171	11,739	11,148	10,903	12,947	776	6.4%	21,837	23,850	2,013	9.2%
Non-renewal and terminated representatives	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(9,383)	(1,357)	-16.9%	(16,182)	(19,206)	(3,024)	-18.7%
Life-insurance licensed sales force, end of period	108,220	112,365	115,345	116,827	117,907	121,471	9,106	8.1%	112,365	121,471	9,106	8.1%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$54.0	$63.1	$61.9	$66.2	$59.4	$70.2	$7.1	11.2%	$117.1	$129.6	$12.5	10.7%
Additions and increases in premium	14.0	15.4	15.2	15.9	15.1	16.5	1.0	6.8%	29.4	31.6	2.2	7.6%
Total estimated annualized issued term life premium	$68.0	$78.6	$77.1	$82.0	$74.5	$86.7	$8.1	10.4%	$146.5	$161.2	$14.7	10.0%

Issued term life policies	66,376	77,384	75,374	79,110	70,642	84,033	6,649	8.6%	143,760	154,675	10,915	7.6%
Estimated average annualized issued term life premium per policy (1)(2)	$814	$816	$822	$837	$841	$836	$20	2.4%	$815	$838	$23	2.9%

Term life face amount in-force, beginning of period ($mills)	$693,194	$704,632	$714,756	$722,162	$728,385	$733,756	$29,125	4.1%	$693,194	$728,385	$35,191	5.1%
Issued term life face amount (3)	19,790	23,145	22,775	24,159	21,628	25,458	2,312	10.0%	42,935	47,086	4,151	9.7%
Terminated term life face amount	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(14,994)	(2,294)	-18.1%	(26,514)	(31,698)	(5,184)	-19.6%
Foreign currency impact, net	5,462	(321)	(962)	(1,619)	447	2,207	2,528	nm	5,140	2,654	(2,486)	nm
Term life face amount in-force, end of period	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427	$31,671	4.4%	$714,756	$746,427	$31,671	4.4%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Income Before Income Taxes	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$56,220	$59,057	$55,149	$56,894	$60,517	$60,692	$1,635	2.8%	$115,276	$121,209	$5,933	5.1%
Asset-based	55,306	59,541	60,759	61,997	64,474	67,424	7,882	13.2%	114,848	131,897	17,050	14.8%
Account-based	11,309	11,611	11,899	16,043	13,217	13,282	1,671	14.4%	22,920	26,499	3,579	15.6%
Other, net	2,083	2,399	2,273	2,081	2,199	2,376	(22)	-0.9%	4,481	4,575	94	2.1%
Revenues	124,918	132,608	130,079	137,016	140,407	143,774	11,166	8.4%	257,525	284,181	26,656	10.4%
Benefits and expenses:
Amortization of DAC	1,919	1,704	1,636	889	1,734	2,310	607	35.6%	3,623	4,044	422	11.6%
Insurance commissions	2,631	2,884	3,001	2,941	2,959	3,050	166	5.7%	5,515	6,008	494	9.0%
Sales commissions:
Sales-based	40,327	42,040	38,276	40,031	43,209	43,253	1,213	2.9%	82,367	86,462	4,095	5.0%
Asset-based	23,093	24,907	25,271	26,368	27,630	28,965	4,058	16.3%	48,000	56,595	8,595	17.9%
Other operating expenses	25,257	25,008	26,136	25,946	27,756	26,512	1,504	6.0%	50,265	54,268	4,003	8.0%
Benefits and expenses	93,227	96,543	94,320	96,176	103,288	104,090	7,547	7.8%	189,770	207,378	17,608	9.3%
Income before income taxes	$31,691	$36,065	$35,759	$40,840	$37,119	$39,684	$3,619	10.0%	$67,755	$76,803	$9,048	13.4%

Financial Analysis

Fees paid based on client asset values (1)	$4,298	$4,677	$4,893	$4,837	$4,884	$5,088	$412	8.8%	$8,974	$9,972	$998	11.1%
Fees paid based on fee-generating positions (2)	3,495	3,510	3,527	3,553	3,574	3,616	106	3.0%	7,005	7,190	185	2.6%
Other operating expenses	17,464	16,821	17,716	17,557	19,298	17,808	986	5.9%	34,286	37,106	2,820	8.2%
Total other operating expenses	$25,257	$25,008	$26,136	$25,946	$27,756	$26,512	$1,504	6.0%	$50,265	$54,268	$4,003	8.0%

Sales-based net revenue as % of revenue-generating sales (3)
U.S.	1.31%	1.29%	1.44%	1.36%	1.27%	1.25%	nm	nm	1.30%	1.26%	nm	nm
Canada	1.10%	1.04%	1.00%	0.98%	1.01%	0.99%	nm	nm	1.08%	1.00%	nm	nm
Total	1.28%	1.26%	1.38%	1.32%	1.23%	1.21%	nm	nm	1.27%	1.22%	nm	nm

Asset-based net revenue as % of average asset values (4)
U.S.	0.036%	0.036%	0.035%	0.035%	0.035%	0.036%	nm	nm	0.071%	0.072%	nm	nm
Canada	0.124%	0.131%	0.133%	0.139%	0.129%	0.123%	nm	nm	0.256%	0.252%	nm	nm
Total	0.050%	0.052%	0.051%	0.052%	0.051%	0.050%	nm	nm	0.102%	0.101%	nm	nm

Account-based net revenue per average fee generating position (5)(6)	$2.74	$2.81	$2.89	$4.34	$3.34	$3.32	nm	nm	$5.54	$6.66	nm	nm

(1)	Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values
(2)	Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions
(3)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(4)
Asset-based net revenue - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(5)	Account-based net revenue - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions
(6)	In whole dollars

11 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Key Statistics	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change	YTD 2016	YTD 2017	$ Change	% Change

Product sales ($mills)
U.S. Retail Mutual Funds	$599.9	$693.2	$652.4	$671.6	$752.2	$804.2	$111.0	16.0%	$1,293.1	$1,556.5	$263.4	20.4%
Canada Retail Mutual Funds	209.6	159.4	144.3	149.0	232.8	182.7	23.2	14.6%	369.1	415.5	46.4	12.6%
Indexed Annuities	84.4	114.2	99.7	100.5	80.9	83.6	(30.7)	-26.8%	198.6	164.5	(34.2)	-17.2%
Variable Annuities and other	349.4	383.6	322.0	359.4	346.2	366.5	(17.1)	-4.5%	733.0	712.7	(20.3)	-2.8%
Total sales-based revenue generating product sales	1,243.3	1,350.5	1,218.5	1,280.4	1,412.2	1,437.0	86.5	6.4%	2,593.8	2,849.1	255.3	9.8%
Managed Accounts	45.2	55.2	54.0	57.4	70.8	72.4	17.1	31.0%	100.5	143.1	42.7	42.5%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	63.5	(0.4)	-0.6%	151.2	165.9	14.6	9.7%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$103.2	7.0%	$2,845.5	$3,158.1	$312.6	11.0%

Canada Retail Mutual Funds	$209.6	$159.4	$144.3	$149.0	$232.8	$182.7	$23.2	14.6%	$369.1	$415.5	$46.4	12.6%
Segregated Funds	87.3	63.9	68.7	69.8	102.4	63.5	(0.4)	-0.6%	151.2	165.9	14.6	9.7%
Total Canada product sales	297.0	223.4	213.1	218.8	335.2	246.2	22.8	10.2%	520.3	581.4	61.0	11.7%
Total U.S. product sales	1,078.9	1,246.3	1,128.1	1,188.8	1,250.1	1,326.6	80.4	6.5%	2,325.2	2,576.8	251.6	10.8%
Total product sales	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8	$103.2	7.0%	$2,845.5	$3,158.1	$312.6	11.0%

Client asset values, beginning of period ($mills)	$47,353	$48,174	$49,372	$51,334	$52,339	$54,925	$6,751	14.0%	$47,353	$52,339	$4,986	10.5%
Inflows	1,376	1,470	1,341	1,408	1,585	1,573	103	7.0%	2,846	3,158	313	11.0%
Outflows (1)	(1,153)	(1,222)	(1,141)	(1,104)	(1,266)	(1,318)	(95)	-7.8%	(2,376)	(2,583)	(208)	-8.7%
Net flows	223	247	201	304	320	255	8	3.2%	470	575	105	nm
Foreign currency impact, net	555	(32)	(99)	(171)	47	241	273	nm	523	288	(235)	nm
Change in market value, net and other (2)	43	983	1,860	871	2,219	1,170	187	19.0%	1,026	3,389	2,363	nm
Client asset values, end of period	$48,174	$49,372	$51,334	$52,339	$54,925	$56,591	$7,219	14.6%	$49,372	$56,591	$7,219	14.6%
Annualized net flows as % of beginning of period asset values	1.9%	2.1%	1.6%	2.4%	2.4%	1.9%	-0.2%	nm	2.0%	2.2%	0.2%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$23,390	$24,326	$25,198	$25,617	$26,899	$27,890	$3,564	14.7%	23,858	27,395	$3,537	14.8%
Canada Retail Mutual Funds	5,478	5,963	6,133	6,157	6,434	6,673	710	11.9%	5,720	6,553	833	14.6%
Managed Accounts	1,582	1,680	1,776	1,840	1,954	2,084	404	24.1%	1,631	2,019	388	23.8%
Indexed Annuities	1,366	1,450	1,539	1,629	1,699	1,774	324	22.4%	1,408	1,737	329	23.4%
Variable Annuities and other	12,711	13,228	13,694	13,901	14,505	14,982	1,753	13.3%	12,969	14,744	1,774	13.7%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	2,375	85	3.7%	2,204	2,353	149	6.7%
Total	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$6,842	14.0%	$47,791	$54,801	$7,009	14.7%

Canada Retail Mutual Funds	$5,478	$5,963	$6,133	$6,157	$6,434	$6,673	$710	11.9%	$5,720	$6,553	$833	14.6%
Segregated Funds	2,120	2,289	2,339	2,301	2,331	2,375	85	3.7%	2,204	2,353	149	6.7%
Total Canada average client assets	7,597	8,252	8,472	8,458	8,765	9,048	795	9.6%	7,925	8,906	982	12.4%
Total U.S. average client assets	39,049	40,684	42,207	42,987	45,058	46,730	6,046	14.9%	39,866	45,894	6,028	15.1%
Total average client assets	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778	$6,842	14.0%	$47,791	$54,801	$7,009	14.7%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,191	2,200	2,203	2,209	2,218	2,237	38	1.7%	2,196	2,228	32	1.5%
Recordkeeping only	666	684	690	666	670	676	(8)	-1.1%	675	673	(2)	-0.3%
Total	2,857	2,884	2,893	2,875	2,887	2,913	30	1.0%	2,870	2,900	30	1.1%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees and expenses
(3)
Fee generating positions - mutual fund positions for which we receive recording keeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2017
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$154,499	$154,499	$-	7.3%	7.6%

Fixed Income:
Treasury	23,012	22,215	798	1.1%	1.1%	2.32%	AAA
Government	177,655	169,904	7,751	8.4%	8.4%	3.51%	AA-
Tax-Exempt Municipal	3,020	3,003	17	0.1%	0.1%	3.05%	BBB+
Corporate	1,266,181	1,220,076	46,106	60.2%	60.2%	4.35%	BBB+
Mortgage-Backed	97,934	93,712	4,223	4.7%	4.6%	3.88%	AAA
Asset-Backed	80,293	79,850	443	3.8%	3.9%	2.56%	AA
CMBS	127,660	125,096	2,564	6.1%	6.2%	3.03%	AAA
Private	120,759	117,367	3,392	5.7%	5.8%	4.78%	BBB
Redeemable Preferred	3,805	3,306	499	0.2%	0.2%	16.98%	BBB+
Convertible	2,898	2,596	302	0.1%	0.1%	4.94%	BBB
Total Fixed Income	1,903,218	1,837,125	66,093	90.4%	90.6%	4.11%	A-

Equities:
Perpetual Preferred	18,230	15,972	2,258	0.9%	0.8%
Common Stock	15,801	9,872	5,928	0.8%	0.5%
Mutual Fund	8,711	6,326	2,385	0.4%	0.3%
Other	4,499	4,499		0.2%	0.2%
Total Equities	47,242	36,670	10,572	2.2%	1.8%

Total Invested Assets	$2,104,959	$2,028,294	$76,665	100.0%	100.0%

Corporate Portfolio by Sector

Consumer Non Cyclical	$142,646	$137,387	$5,259	11.3%	11.3%
Energy	141,070	136,061	5,010	11.1%	11.2%
Reits	140,405	136,065	4,340	11.1%	11.2%
Banking	137,738	134,223	3,515	10.9%	11.0%
Insurance	109,101	105,416	3,685	8.6%	8.6%
Technology	102,399	98,992	3,407	8.1%	8.1%
Communications	89,887	85,516	4,371	7.1%	7.0%
Capital Goods	83,811	80,232	3,579	6.6%	6.6%
Basic Industry	78,352	75,178	3,174	6.2%	6.2%
Electric	75,715	71,786	3,930	6.0%	5.9%
Consumer Cyclical	56,621	54,559	2,062	4.5%	4.5%
Transportation	46,118	44,854	1,264	3.6%	3.7%
Brokerage	31,537	29,989	1,548	2.5%	2.5%
Industrial Other	12,207	11,745	461	1.0%	1.0%
Natural Gas	8,451	8,088	364	0.7%	0.7%
Financial Other	6,123	6,098	25	0.5%	0.5%
Finance Companies	2,968	2,889	79	0.2%	0.2%
Utility Other	1,033	997	36	0.1%	0.1%
Total Corporate portfolio	$1,266,181	$1,220,076	$46,106	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$196,877	$194,668	$2,210	10.3%	10.6%	3.96%
1-2 Yrs.	222,656	213,677	8,979	11.7%	11.6%	5.04%
2-5 Yrs.	740,283	711,673	28,609	38.9%	38.7%	3.99%
5-10 Yrs.	690,068	669,401	20,667	36.3%	36.4%	3.93%
> 10 Yrs.	53,334	47,706	5,628	2.8%	2.6%	4.59%
Total Fixed Income	$1,903,218	$1,837,125	$66,093	100.0%	100.0%	4.10%

Duration

Fixed Income portfolio duration	3.8	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2017	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$318,616	17.3%
AA	154,735	8.4%
A	432,381	23.5%
BBB	842,004	45.8%
Below Investment Grade	83,551	4.5%
NA	5,838	0.3%
Total Fixed Income	$1,837,125	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$10,772	0.9%	AAA	$-	—
AA	65,477	5.4%	AA	1,237	1.1%
A	350,973	28.8%	A	5,181	4.4%
BBB	725,423	59.5%	BBB	102,547	87.4%
Below Investment Grade	67,252	5.5%	Below Investment Grade	8,401	7.2%
NA	178	0.0%	NA	-	—
Total Corporate	$1,220,076	100.0%	Total Private	$117,367	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$119,737	95.7%	AAA	$90,353	96.4%
AA	89	0.1%	AA	1,399	1.5%
A	3,111	2.5%	A	381	0.4%
BBB	-	—	BBB	1,578	1.7%
Below Investment Grade	1,160	0.9%	Below Investment Grade	-	—
NA	1,000	0.8%	NA	-	—
Total CMBS	$125,096	100.0%	Total Mortgage-Backed	$93,712	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$43,108	54.0%	AAA	$54,105	28.2%
AA	6,558	8.2%	AA	80,093	41.7%
A	23,800	29.8%	A	46,617	24.3%
BBB	1,844	2.3%	BBB	7,115	3.7%
Below Investment Grade	190	0.2%	Below Investment Grade	4,190	2.2%
NA	4,351	5.4%	NA	-	—
Total Asset-Backed	$79,850	100.0%	Total Treasury & Government	$192,118	100.0%

NAIC Designations

1	$693,557	44.8%
2	771,140	49.8%
3	74,389	4.8%
4	7,983	0.5%
5	1,075	0.1%
6	769	0.0%
U.S. Insurer Fixed Income (2)	1,548,912	100.0%
Other (3)	324,883
Cash and cash equivalents	154,499
Total Invested Assets	$2,028,294

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

YOY Q2
(Dollars in thousands)	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$19,249	$18,377	$18,578	$18,469	$19,069	$19,200	823	4.5%
Fixed-maturity securities (held-to-maturity)	4,154	4,605	4,957	5,164	5,718	6,087	1,482	32.2%
Equity Securities	520	502	505	526	535	515	13	2.6%
Deposit asset underlying 10% reinsurance treaty	2,200	2,185	1,058	(231)	1,032	770	(1,415)	-64.8%
Policy loans and other invested assets	330	352	317	342	305	317	(35)	-9.9%
Cash & cash equivalents	149	199	148	135	194	246	47	23.6%
Total investment income	26,602	26,220	25,563	24,405	26,853	27,135	915	3.5%
Investment expenses	1,210	1,226	1,208	1,242	1,241	1,306	80	6.5%
Interest Expense on Surplus Note	4,154	4,605	4,957	5,164	5,718	6,087	1,482	32.2%
Net investment income	$21,238	$20,389	$19,398	$17,999	$19,894	$19,742	(647)	-3.2%
Fixed income book yield, end of period	4.46%	4.40%	4.29%	4.21%	4.18%	4.11%
New money yield	3.14%	2.41%	1.24%	2.00%	2.31%	2.83%

YOY Q2
Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	16.7%	15.6%	16.1%	17.0%	17.4%	17.3%	1.8%
AA	8.1%	9.3%	9.5%	9.3%	9.5%	8.4%	-0.9%
A	22.5%	21.9%	21.2%	22.2%	21.6%	23.5%	1.6%
BBB	46.3%	47.5%	47.7%	45.8%	46.0%	45.8%	-1.7%
Below Investment Grade	6.4%	5.6%	5.2%	5.4%	5.0%	4.5%	-1.0%
NA	0.0%	0.1%	0.4%	0.3%	0.4%	0.3%	0.2%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	-	A	-	A	-	A	-	A	-	A	-	na

		As of June 30, 2017				As of June 30, 2017			As of June 30, 2017
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
	Top 25 Exposures				Foreign Exposure (1)			Government Investments (1)

1	Canada	$22,668	$21,992	AAA	Australia	$60,292	$58,135	AAA	$2,254	$2,239
2	National Rural Utilities Cooperative	11,218	10,274	A	Canada	57,732	55,477	AA	4,691	4,401
3	General Electric Co	10,688	10,202	AA-	United Kingdom	49,404	47,930	A	18,855	18,034
4	AT&T Inc	10,289	9,273	BBB+	France	18,784	18,105	BBB	7,553	7,115
5	Wells Fargo & Co	9,635	8,842	A	Bermuda	17,777	17,241	Below Investment Grade	4,335	4,190
6	Enbridge Inc	8,990	8,686	BBB+	Switzerland	17,564	17,345	NA	0	0
7	TransCanada Corp	8,840	8,541	A-	Netherlands	14,008	12,865	Total	$37,688	$35,978
8	Province of Alberta Canada	8,772	8,621	A+	Cayman Islands	13,504	13,299
9	National Fuel Gas Co	8,665	8,074	BBB	Germany	12,395	12,231
10	Iberdrola SA	8,654	8,474	BBB+	Ireland	12,265	11,749	Non-Government Investments (1)
11	American Airlines Group Inc	8,593	8,513	AA-	Belgium	11,193	9,341
12	Goldman Sachs Group Inc/The	8,326	8,036	BBB+	Brazil	9,775	9,261	AAA	$4,924	$4,914
13	Anheuser-Busch InBev SA/NV	8,154	7,763	A-	Japan	8,932	8,594	AA	23,321	23,123
14	City of Toronto Canada	8,035	7,900	AA	Israel	8,572	8,262	A	103,429	100,473
15	Province of Ontario Canada	8,000	7,532	A+	Mexico	7,555	7,310	BBB	189,315	181,300
16	Municipal Finance Authority of BC	7,650	7,647	AA-	Emerging Markets (2)	14,779	13,989	Below Investment Grade	10,742	10,621
17	Australia & New Zealand Banking	7,620	7,495	AA-	All Other	35,568	35,772	NA	680	495
18	Prudential Financial Inc	7,517	7,151	A	Total	$370,100	$356,905	Total	$332,411	$320,927
19	HSBC Holdings PLC	7,440	7,211	A
20	AstraZeneca PLC	7,395	7,373	A-
21	PNC Financial Services Group Inc	7,285	7,104	A-
22	Brookfield Asset Management Inc	7,087	6,876	A-
23	SunTrust Banks Inc	6,997	6,895	BBB+
24	Express Scripts Holding Co	6,770	6,527	BBB+
25	Comcast Corporation	6,757	6,479	A-
Total		$222,048	$213,482

% of total fixed income portfolio		10.5%	10.5%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2012	2013	2014	2015	2016	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017

Recruits	191,752	186,251	190,439	228,115	262,732	63,427	65,273	73,706	60,326	70,983	78,273

Life-insurance licensed sales force, beginning of period	91,176	92,373	95,566	98,358	106,710	106,710	108,220	112,365	115,345	116,827	117,907
New life-licensed representatives	34,425	34,155	33,832	39,632	44,724	9,666	12,171	11,739	11,148	10,903	12,947
Non-renewal and terminated representatives	(33,228)	(30,962)	(31,040)	(31,280)	(34,607)	(8,156)	(8,026)	(8,759)	(9,666)	(9,823)	(9,383)
Life-insurance licensed sales force, end of period	92,373	95,566	98,358	106,710	116,827	108,220	112,365	115,345	116,827	117,907	121,471

Issued term life policies	222,558	214,617	220,984	260,059	298,244	66,376	77,384	75,374	79,110	70,642	84,033

Issued term life face amount	$68,053	$67,783	$69,574	$79,111	$89,869	$19,790	$23,145	$22,775	$24,159	$21,628	$25,458

Term life face amount in force, beginning of period	$664,955	$670,412	$674,868	$681,927	$693,194	$693,194	$704,632	$714,756	$722,162	$728,385	$733,756
Issued term life face amount	68,053	67,783	69,574	79,111	89,869	19,790	23,145	22,775	24,159	21,628	25,458
Terminated term life face amount	(61,593)	(57,730)	(54,962)	(53,580)	(57,238)	(13,814)	(12,700)	(14,407)	(16,318)	(16,704)	(14,994)
Foreign currency impact, net	(1,003)	(5,596)	(7,553)	(14,263)	2,560	5,462	(321)	(962)	(1,619)	447	2,207
Term life face amount in force, end of period	$670,412	$674,868	$681,927	$693,194	$728,385	$704,632	$714,756	$722,162	$728,385	$733,756	$746,427

Estimated annualized issued term life premium
Premium from new policies	$176.1	$173.5	$179.8	$212.4	$245.2	$54.0	$63.1	$61.9	$66.2	$59.4	$70.2
Additions and increases in premium	45.5	48.6	51.6	54.9	60.4	14.0	15.4	15.2	15.9	15.1	16.5
Total estimated annualized issued term life premium	$221.5	$222.1	$231.4	$267.3	$305.7	$68.0	$78.6	$77.1	$82.0	$74.5	$86.7

Investment & Savings product sales	$4,712.2	$5,208.8	$5,682.3	$5,856.8	$5,594.3	$1,375.9	$1,469.6	$1,341.2	$1,407.6	$1,585.3	$1,572.8

Investment & Savings average client asset values	$35,904	$41,035	$46,936	$48,477	$49,427	$46,646	$48,936	$50,679	$51,445	$53,823	$55,778

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